33 Act File #333-20889
                                                          40 Act File #811-00018

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

Pre-Effective Amendment No.                                               [ ]
                            ----------------
Post-Effective Amendment No.        17                                    [X]
                            ----------------

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

Amendment No.     23                                                      [X]
             -------------

                        (check appropriate box or boxes)

                             AMERITOR SECURITY TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                   4400 MacArthur Blvd, #301, Washington, D.C. 20007-2521
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

        Registrant's Telephone Number, including Area Code: 202-223-1000


                             Carole Kinney, President
                             Ameritor Security Trust
                           4400 MacArthur Blvd, #301
                           Washington, D.C. 20007-2521
-------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)


It is proposed that this filing will become effective (check appropriate box):

          [X] immediately upon filing pursuant to paragraph (b);
          [ ] on ________ (date) pursuant to paragraph (b);
          [ ] 60 days after filing pursuant to paragraph (a)(1);
          [ ] on ________ (date) pursuant to paragraph (a)(1);
          [ ] 75 days after filing pursuant to paragraph (a)(2); or
          [ ] on ________ (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A
                                     ======

PROSPECTUS

                             AMERITOR SECURITY TRUST

                        A No-Load Fund - No Sales Charge

              Shares are Purchased and Redeemed at Net Asset Value

                                                   November 1, 2000
                                                   ----------------



This Prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the Fund, dated November 1, 2000, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. To obtain a free copy, call 202-223-1000 or 1-800-424-8570.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                   TABLE OF CONTENTS
                                                                                                               Page
INFORMATION ABOUT THE AMERITOR SECURITY TRUST.....................................................................1
         About the Fund...........................................................................................1
         Investments, Risks, and Performance:  What to Expect.....................................................1
         Fees and Expenses: What to Expect........................................................................4
         Other Information about the Fund.........................................................................5

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS.........................................6
         Investment Objective of the Fund.........................................................................6
         Implementation of Investment Objective...................................................................6
         Concentration Policy.....................................................................................7
         Temporary Defensive Positions............................................................................7
         Portfolio Turnover.......................................................................................8
         Portfolio Risks..........................................................................................8
         Portfolio Diversification...............................................................................12

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE..................................................................13
         Investment Advisor......................................................................................13
         Organization and Capital Structure......................................................................14
         Special Provisions of the Trust Indenture of the Fund...................................................14
         Legal Proceedings.......................................................................................15

SHAREHOLDER INFORMATION..........................................................................................15
         Pricing of Fund Shares..................................................................................15
         Purchase of Fund Shares.................................................................................16
         Redemption of Fund Shares...............................................................................16
         Dividends and Distributions.............................................................................17
         Tax Status and Consequences.............................................................................17

CONDENSED FINANCIAL INFORMATION OF THE FUND......................................................................18
         Financial Highlights....................................................................................19

              SUMMARY INFORMATION ABOUT THE AMERITOR SECURITY TRUST

ABOUT THE FUND

The Ameritor Security Trust (hereinafter, the "Fund") is a common-law trust organized under the laws of the District of Columbia. The Fund was originally founded in 1939 under the name Associated Fund Trust. As of June 30, 2000, the Fund had approximately $6 million of assets under management.

INVESTMENTS, RISKS, AND PERFORMANCE:  WHAT TO EXPECT

To help you decide whether this fund is appropriate for you, this section reviews the Fund's investment objective, strategy, and potential risks. As with all mutual funds, there is no guarantee this fund will achieve its goals.

What is the Fund's investment objective?

          The primary investment objective of the Fund is to seek current income. As a secondary objective, the Fund seeks to maximize the total return but only to the extent consistent with its primary investment objective.

What are the Fund's principal investment strategies?

          The Fund seeks to meet its investment objective through a broad range of investment vehicles. The Fund may also make substantial temporary defensive investments in (i) high-grade debt securities of all types,
          (ii) U.S. government securities, and (iii) repurchase agreements. If the Fund makes substantial temporary defensive investments, the Fund may not achieve its investment objective.

          In choosing an investment for the Fund, the Fund is not restricted to any particular criteria or quality standards except as expressly provided for in this Prospectus. With respect to common and preferred stock investments, the Fund's financial adviser generally looks for issuers that pay attractive dividends and show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial strength. With respect to debt instruments (other than short-term debt used for defensive purposes), the Fund's investment adviser considers probable interest rate movements and generally chooses investment grade instruments. The yield sought by the Fund on investment grade instruments usually exceeds that of short-term U.S. treasury securities.

          The Fund uses the following principal investment strategies to attempt to achieve its investment objective.

          o The purchase and sale of common and preferred stock of U.S. and non-U.S. (foreign) issuers.

          o The purchase and sale of call options. This is primarily to achieve premium income but may also be used for hedging purposes.

          o    The purchase and sale of U.S. government securities.

          o The purchase and sale of high-yield/high-risk bonds, sometimes called Junk Bonds.

          o The purchase and sale of U.S. government agency mortgage-backed securities.

What are the main risks of investing in the Fund?

          Investing in the Fund involves investment risk. Because securities fluctuate in price, there is a risk of loss of principal.

          An investor should select investments which reflect his or her financial goals, time horizon, and risk tolerance. The Fund is not intended to provide a complete or balanced investment program, but can serve as one component of an investor's program to accumulate assets for retirement, college tuition, or other major goals. Investors should consult with their personal accountant or investment advisor prior to making an investment in the Fund.

          o The fund should not represent your complete investment program or be used for short-term trading.

          By investing in the Fund, an investor assumes the risks of investing in the types of investments acquired by the Fund. Investing in securities involves varying degrees of market risk, credit or financial risk, and prepayment risk. The Fund invests primarily in stocks, some of which may not be currently producing income, which could limit its potential for current income compared with a fund that invests primarily in interest-earning assets such as debt securities. In addition, the Fund is not restricted in the investment vehicles and techniques that it may use, some of which are highly specialized and involve significant risks.

          The use of the investment techniques described in this Prospectus can produce portfolio turnover of 100% or more per year. The portfolio turnover for the year ended June 30, 2000 was 91%. High portfolio turnover (100% or more) increases the Fund's brokerage costs and increases the likelihood that the Fund will experience short-term gains and losses.

          Common and preferred stock issued by non-U.S. (foreign) issuers presents additional special risks. For example, political, social, and economic developments abroad might adversely affect foreign investments. Often, there is less information publicly available about foreign issuers, so it can be more challenging to assess the viability and prospects of foreign companies. The value of investments that are denominated in foreign currencies may be adversely affected by fluctuations in foreign currency values. In addition, given the particular risks associated with investing in developing countries, an investment in the developing countries should be considered speculative.

          The Fund may engage in a variety of investment strategies relating to the use of options, including the writing (selling) of covered call options. When writing a covered call option, the Fund, in return for the premium (purchase price), gives up the opportunity for profit from a price increase in the underlying security above the exercise price. However, the Fund retains the risk of loss should the price of the security decline. The use of options could limit the Fund's ability to meet its investment objective because, unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities. The Fund may be presented with an exercise notice at any time prior to the expiration of its obligation as a writer, even if selling the underlying security at that time is not advantageous to the Fund.

          Because the Fund currently is not classified as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund is subject to taxation on its income similar to a corporation. In addition, the distributions from the Fund are taxable under the normal corporate tax rules. This double layer of tax may result in a decrease in the amount of distributions an investor may receive.

          For the fiscal year ending June 30, 2001, the Fund intends to qualify as a RIC under the Code. As a result, the Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, may be paid quarterly and capital gains distributions, if any, will be made at least annually.

          For the year ended June 30, 2000, the Fund's percentage of expenses to average net assets was 6.93%. This expense ratio is higher than most other funds, which typically have substantially more assets. With an expense ratio of 6.93%, the Fund would need to increase net assets equivalent to the expense ratio in order to maintain its net assets at the same level, assuming there are no redemptions. A decrease in net assets, whether caused by redemptions or a decrease in return on the Fund's investments, would cause the expense ratio to increase, absent a reduction in expenses.

          o The above Summary Information about the Ameritor Security Trust is a summary of information contained in other portions of this Prospectus. For more details on the Fund's investment strategies and techniques and the risks of such investments, see the section entitled "Investment Objectives, Principal Investment Strategies, and Related Risks" in this Prospectus and see the Fund's Statement of Additional Information. Also, additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total return from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, five years, and ten years compare to those of broad-based securities market indices. How the Fund has performed in the past is not necessarily an indication of how the Fund may perform in the future.

[BAR CHART HERE]:

                 Year to Year Total Returns (as of December 31)


                              1990      -25.00%
                              1991       24.56%
                              1992        5.63%
                              1993       10.67%
                              1994      -20.48%
                              1995       -1.52%
                              1996       15.38%
                              1997       -1.33%
                              1998       59.46%
                              1999       41.53%


o During the 10-year period shown in the bar chart above, the highest return for a calendar quarter was 31.11% (quarter ended December 31, 1998).

o During the 10-year period shown in the bar chart above, the lowest return for a calendar quarter was -16.67% (quarter ended December 31, 1995).

o The year-to-date return as of the most recent calendar quarter was -0.60% (quarter ended September 30, 2000).


----------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                 Past 1       Past 5       Past 10
Period ended December 31, 1999*               Year        Years         Years
----------------------------------------- ------------ ------------ ------------
Ameritor Security Trust                      41.53%       20.39%         8.19%
----------------------------------------- ------------ ------------ ------------
S&P 500 Index **                             21.04%       28.54%        18.20%
----------------------------------------- ------------ ------------ ------------

*    Adjusted to reflect reinvestment of dividends

** The S&P 500 Composite Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.


FEES AND EXPENSES: WHAT TO EXPECT

What fees or expenses will I pay?

          For a better understanding of the expenses you will incur when investing in the Fund, a summary based on the Fund's operations during the fiscal year ended June 30, 2000 is set forth below. There are no sales fees (loads) imposed upon any purchase of Fund shares, reinvestment or dividends, or redemption of Fund shares. Furthermore, there are no distribution (and/or service) (12b-1) fees.

          The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


         SHAREHOLDER FEES (fees paid directly from your investment)


         Maximum Sales Charge (Load) Imposed on Purchases..............     None

         Maximum Deferred Sales Charge (Load)..........................     None

         Maximum Sales Charge (Load) Imposed on Reinvested Dividend....     None

         Redemption Fees (1)...........................................     None

         Exchange Fees.................................................     None

         Maximum Account Fee...........................................     None

--------------
         (1) The Fund imposes a service charge on wire redemptions of less than $5,000.


       ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                             As a Percentage of
                                                             Average Net Assets

 Management fees (1)........................................         1.00%

 Distribution (and/or service) (12b-1) fees.................         0.00%

 Other expenses

          Salaries and employee benefits.......................      2.49%

          Professional fees....................................      1.33%

          Total other expenses.................................      2.11%
                                                                     ----
 Total annual Fund operating expenses..........................      6.93%
                                                                     ====
 -------------

         (1) The management fee is higher than that paid by most other investment companies.

     The numbers in the above table provide an estimate of how much it will cost to operate the Fund for a year based on 2000 fiscal year expenses. These are costs you pay directly because they are deducted from the Fund's total assets before the daily share price is determined and before distributions are made.

     EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes (i) a 5% annual return and (ii) redemption at the end of the period.

   ---------------------- ------------ ------------ ------------ ------------
      Period Invested        1 Year      3 Years      5 Years      10 Years
   ---------------------- ------------ ------------ ------------ ------------
        Your Costs            $686       $2,019        $3,302       $6,297
   ---------------------- ------------ ------------ ------------ ------------

     This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than shown.

OTHER INFORMATION ABOUT THE FUND

What are some of the Fund's potential rewards?

     Income is normally a more stable and predictable component of total return than capital appreciation. While the price of a company's stock can go up or down in response to earnings or to fluctuations in the general market, income is usually more reliable.

     The Fund is designed for investors seeking to balance the income and relative stability of securities over the long term with potential capital appreciation through common stocks.

How can I tell if the Fund is appropriate for me?

     Consider your investment goals, your time horizon for achieving those goals, and your tolerance for risk. If you are investing primarily for safety and liquidity or primarily for current income (such as dividends), you should consider another investment. If you can accept the price fluctuations of stocks in an effort to achieve income and capital appreciation, the Fund could be an appropriate part of your overall investment strategy.


                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES, AND RELATED RISKS

INVESTMENT OBJECTIVE OF THE FUND

The primary investment objective of the Fund is to seek current income. As a secondary objective, the Fund seeks to maximize the total return but only to the extent consistent with its primary investment objective. The Fund's investment objective may be changed by a vote of the Trustees of the Fund at any time without a vote of the shareholders of the Fund.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

The Fund seeks to meet its investment objective through a broad range of investment vehicles. In seeking to achieve its investment objective, the Fund primarily will use the following principal investments, without limitation:

     o    Common stocks of any issuer.

     o    Preferred stocks, warrants, and convertible securities of any issuer.

     o    Corporate  bonds  and  debentures  and  debt   securities   issued  or
          guaranteed    by   the   U.S.    government   or   its   agencies   or
          instrumentalities.

     o Money market instruments, such as commercial paper, bank certificates of deposit, and U.S. government securities.

In choosing an investment for the Fund, the Fund is not restricted to any particular criteria or quality standards except as expressly provided for in this Prospectus. With respect to equity investments, the Fund's financial adviser generally looks for issuers that pay attractive dividends and show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial strength. With respect to debt instruments (other than short-term debt used for defensive purposes), the Fund's investment adviser considers probable interest rate movements and generally chooses investment grade instruments. The yield sought by the Fund on investment grade instruments usually exceeds that of short-term U.S. treasury securities.

The Fund may also use the following principal investment strategies:

     o    The purchase and sale of securities of U.S. and non-U.S. issuers.

     o The purchase and sale of call options. This is primarily to achieve premium income but may also be used for hedging purposes.

     o    The purchase and sale of U.S. government securities.

     o    The  purchase  and sale of  high-yield  bonds,  sometimes  called Junk
          Bonds.

     o The purchase and sale of U.S. government agency mortgage-backed securities.

The Fund may also on occasion use derivatives as a non-principal investment strategy. The term derivative is used to describe financial instruments whose value is derived from an underlying security (E.G., a stock or bond) or a market benchmark (E.G., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

The Fund will invest in derivatives only if the expected risks and rewards are consistent with its objectives, policies, and overall risk profile as described in this Prospectus. The Fund currently only writes covered call options. The Fund will limit its use of derivatives to situations in which they may enable the Fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

The Fund may also investment in high yield (high-risk) debt securities as a non-principal investment strategy. These bonds, which are commonly known as "junk bonds," may provide higher yields, but present a higher risk of loss of interest and principal, as well as a greater risk of default. These securities may also be more susceptible to changes in economic or market conditions than investment grade bonds, resulting in greater price volatility. At times, the markets in which these securities are traded may be less liquid than the markets for higher rated securities. Lower liquidity may adversely affect the price at which a particular security may be sold. Accordingly, an investment in high yield (high-risk) debt securities should also be considered speculative.

CONCENTRATION POLICY

The current concentration policy of the Fund states that it is not the policy of the Fund to invest 25% or more of the value of its total assets in any one industry. An industry is determined by looking at the standard industry classification (SIC) code (i.e., if two companies have the same SIC code, the companies would be in the same industry). However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. The Fund has also instituted policies and procedures to assist in preventing a violation of the concentration policy of the Fund. The policy provides that prior to the investment advisor making a purchase of a security, the chief financial officer, or designee thereof, must confirm that the purchase will not result in a violation of the concentration policy. In addition, pursuant to the policy, the chief financial officer will determine weekly if any portfolio securities have appreciated in value above 25% such that additional purchases would be prohibited.

TEMPORARY DEFENSIVE POSITIONS

In response to unfavorable market conditions, the Fund may commit up to 100% of its assets to temporary defensive investments in (i) high-grade debt securities of all types, (ii) U.S. government securities, and (iii) repurchase agreements. While the Fund believes that these temporary defensive investments are consistent with the Fund's investment objective, the rate of return on such investments tends to be lower and may have an adverse effect on Fund performance. If the Fund makes substantial temporary defensive investments, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The use of the principal investment strategies discussed above can produce portfolio turnover of 100% or more per year. The portfolio turnover for the year ended June 30, 2000 was 91%. High portfolio turnover (100% or more) increases the Fund's brokerage costs and increases the likelihood that the Fund will experience short-term gains and losses.

PORTFOLIO RISKS

GENERAL. Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all of its assets in equity securities (E.G., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investments. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.

The Fund is not diversified across a large number of industries. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. Unlike other funds that may invest in substantially more industry segments, the Fund is subject to increased portfolio risk.

SECURITIES  OF  FOREIGN  (NON-U.S.)  ISSUERS.   The  Fund  may  invest  in  U.S.
dollar-denominated  and  non-U.S.   dollar-denominated   securities  of  foreign
(issuers. There are special risks in foreign investing.

Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could adversely affect investments by the Fund in those countries.

OPTIONS. The Fund may engage in a variety of investment strategies relating to the use of options including the following:

     O WRITING CALL OPTIONS. The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Fund's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

          A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, the writer may be presented with an exercise notice by the broker-dealer through whom the option was sold, requiring the writer to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

          The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the Securities and Exchange Commission ("SEC") having a value equal to the fluctuating market value of the optioned securities or currencies.

          Portfolio  securities  or  currencies  on which  call  options  may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, because it may be presented with an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium;
          however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

          The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Fund, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

          The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     O PURCHASING CALL OPTIONS. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences that could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies.

          The Fund will not commit more than 5% of its assets to  premiums  when purchasing  call and put  options.  The Fund  may also  purchase  call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

DEBT SECURITIES. Although at June 30, 2000, all of the Fund's assets were invested in common stocks, the Fund may invest in convertible securities, corporate debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment-grade securities. Because investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default; that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

After having been purchased by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's Investor Services or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on the Fund's credit analysis than would be the case if the Fund were investing in higher-quality bonds. Junk bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective-pricing data may be less available and judgment may play a greater role in the valuation process.

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. These are obligations issued or guaranteed by the United States government of one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. Government as

GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guaranties timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

Prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancing of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

REAL ESTATE INVESTMENT TRUST (REIT). A real estate investment trust, commonly referred to as a REIT, is an entity that receives special tax benefits under the Internal Revenue Code for maintaining a specific percentage of its assets in real estate and real estate related assets. Investors in the Fund may experience many of the same risks involved with investing in real estate directly because of investments made by the Fund in REITs. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the REITs in which the Fund invests to decline. REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the Fund.

NON-DIVERSIFICATION OF THE PORTFOLIO

The Fund has elected to qualify as a "non-diversified investment company" so that the Fund may invest its assets in the securities of a small number of issuers. This subjects the value of the Fund's portfolio directly to the increase or decrease in the particular investment. Thus, the opportunity for gain and the risk of loss are not spread over as broad a base as would be the case in a "diversified" company. While diversification spreads the risk of loss over a broader base, it also restricts the ability of the Advisor to take maximum advantage of investment opportunities that it determines are in the best interest of the Fund.

The Fund will limit its investments in the securities of a small number of issuers only when the investment advisor determines that it is in the best interest of the Fund to do so.

                 MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

INVESTMENT ADVISOR

The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation which has its principal offices at 4400 MacArthur Blvd #301, Washington D.C. 20007-2521. All voting stock of Ameritor Financial Corporation is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are Carole S. Kinney and Charles T.W. Steadman.

Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the advisor has principally engaged in the business of providing continuous investment supervision for the Fund. Under the terms of the Advisory Agreement, the advisor manages the investments of the Fund and is responsible for overall management of its business affairs subject to supervision of the Trustees. As compensation for its services, the Fund pays to the Advisor a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies. The Advisor also receives certain other fees, which are described in the Statement of Additional Information.

ORGANIZATION AND CAPITAL STRUCTURE

The Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. All shareholders have equal voting rights, and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares, except that, pursuant to the trust indenture, fractional shares do not have the right to vote. Shareholders of the Fund have no preemptive rights and no conversion or subscription rights. The Fund does not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of the Fund shall be subject to any liability to any person in connection with the property or affairs of any such Fund.

In addition, the governing documents of the Fund contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds including: (a) trustees hold office for a term of unlimited duration, (b) shareholders are entitled to vote for or against any amendments to the Trust Indenture, only in very limited circumstances, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

Shareholders of the Fund have certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of the Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund.

SPECIAL PROVISIONS OF THE TRUST INDENTURE OF THE FUND

The following discussion is a general summary of the material provisions of the Amended and Restated Trust Indenture of the Fund. The description of these provisions is necessarily general and reference should be made in each case to the complete document.

     1. Election and Removal of Trustees. Trustees are chosen for a term of unlimited duration. Trustees may only be removed by a vote of 90% of the remaining Trustees or a vote of two-thirds of the shareholders.

     2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by the Chairman or by a majority of the Trustees, and shall be called upon written request of shareholders holding in the aggregate not less than ninety percent (90%) of the outstanding shares having voting rights. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund.

     3. Absence of Cumulative Voting. The Amended and Restated Trust Indenture provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.

     4. Possible Limitation on Acquisition. The trust indenture of the Fund permits the Trustees to limit the amount of Fund shares owned at any one time by any one person to 5% of Fund shares. The purpose of this provision is to allow the Trustees to prevent a person from becoming an affiliated person within the meaning of Section 2 of the 1940 Act. There is no provision of the Act that limits the percentage ownership one person may have in an open-end investment company.

LEGAL PROCEEDINGS

There are no material legal proceedings to which the Fund is a party. The Investment Advisor is involved in a legal proceeding in the Superior Court of the District of Columbia, Consuelo M. Steadman v. Steadman Security Corporation and Ameritor Financial Corporation, Case # 98 CA 009193, filed on December 3, 1998. The Plaintiff is suing Steadman Security Corporation and Ameritor Financial Corporation for breach of an employment contract which entitled the plaintiff to compensation and benefits after the death of her late husband, Charles W. Steadman, former president of the Defendant Corporation. The plaintiff is seeking an amount of not less then $115,000 per year for 3 years, and $50,000 for each year thereafter until plaintiff's death, plus any additional monies due pursuant to the employment contract.


                             SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The Fund's net asset value per share is determined at the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York Time) on days when the New York Stock Exchange is open for business. The New York Stock Exchange is open for business Monday through Friday, except holidays. Fund shares are bought and sold at the net asset value next calculated after the buy or sell order is placed. It is computed by dividing the value of net assets (i.e., the value of the assets less liabilities) by the total number of shares outstanding. Portfolio securities are valued at the last sale price on the national securities exchange or national securities market on which the securities are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no transactions are valued at the mean between the most recent reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having remaining maturities of less than 60 days are valued by the amortized cost method, unless the Trustees determine this is not fair value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

PURCHASE OF FUND SHARES

The Fund is currently in the process of registering Fund shares for sale in certain states. The Fund will offer the shares at net asset value without payment of any sales fee (load) or commission when purchases are made directly from the Fund. Shares purchased through registered broker-dealers may incur a transaction fee.

To make an initial investment and open an account, complete the attached application and forward it with a check or money order for $1,000 or more, made payable to Ameritor Security Trust, 107 North Washington Street, Post Office Box 4365, Rocky Mount, NC 27803-0365 Initial investments of less than $1,000 will not be accepted.

After an account has been established, a confirmation will be issued indicating the amount invested, the number of shares purchased, and the purchase price per share (net asset value per share). The confirmation will include a deposit stub, which may be used to make an additional investment of $100 or more at any time by completing the form and mailing with a check in the appropriate amount. Additional investments of less than $100 will not be accepted.

Investments received prior to the closing of the New York Stock Exchange (currently 4:00 p.m., New York Time) and which are in good order will be credited at the net asset value determined at the close of the exchange on that day. Investments received after closing will be credited at the net asset value on the next subsequent day in which the net asset value of the Fund is calculated.

All investments are subject to the Fund's acceptance and subject to compliance with state and federal securities laws. The Fund may decline to accept an investment when in the judgment of the Fund's investment advisor, the acceptance of such investment would not be in the interest of existing shareholders or after consultation with counsel, such investment would violate any state or federal securities law. This determination is made upon receipt of the purchase order or as soon thereafter as reasonably practicable. The prospective investor whose order is not accepted will have his or her check or money order returned as soon as possible thereafter. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any securities offered hereby to any person in any jurisdiction in which such offer or solicitation would be unlawful.

Stock certificates for shares are ordinarily not issued, as they are not necessary and complicate redemption.

REDEMPTION OF FUND SHARES

Money may be withdrawn from an account at any time by following the procedures set forth herein. Shares will be redeemed at the net asset value next calculated after the request has been received in good order and the proceeds are paid by check within seven days after receipt of a redemption request.

Accounts  without share  certificates  - A signed request (all joint owners must sign) stating the amount to be withdrawn must be made to Ameritor Security Trust, 107 North Washington Street, Post Office Box 4365, Rocky Mount, NC 27803-0365. For amounts over $1,000 it will be necessary to obtain a "signature guarantee" from a commercial bank or trust company. Signature guarantees shall be accepted from all eligible guarantor institutions, which include domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Instant Liquidity (by telephone) - Any amount may be withdrawn by telephone by calling 1-(800)-424-8570 on any business day if telephone withdrawals have been previously authorized on the Investment Application. Telephone instructions from any person representing himself or herself to be you or your representative, and believed by Ameritor Financial Corporation, as Transfer Agent for the Fund, to be genuine will be acted upon. The Fund or the Transfer Agent will not be liable for executing unauthorized instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

Accounts with share certificates - The signed share certificates (all joint owners must sign) together with a "signature guarantee" from an eligible guarantor institution (see "Accounts without share Certificates," above) and a written request that the certificates be redeemed, must be submitted to Ameritor Security Trust, 107 North Washington Street, Post Office Box 4365, Rocky Mount, NC 27803-0365.

Requests for redemption by corporations, executors, administrators, trustees or guardians may require further documentation.

The proceeds of redemptions are paid by check within seven days after receipt of a request for redemption that complies with the procedures set forth above. Proceeds may also be wired to a bank or trust company if wire transfers have been previously authorized on the Investment Application. When a personal or corporate check was used to purchase the shares, redemption proceeds will be released only when bank clearance on the check has been received. This procedure could take up to seven days after the purchase date and can be avoided by submitting a certified check along with the purchase order. Also, there may be a charge if a shareholder uses a broker-dealer to repurchase the Fund's shares.

The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; or (b) as permitted by the SEC.

For cost reasons we may close an account upon 30 days written notice when the net asset value of the shares in an account is less than $100 as a result of redemptions. Involuntary redemption may be avoided if additional funds are added to the account during the 30-day period.

     SYSTEMATIC WITHDRAWAL PLAN. The Fund has a Systematic Withdrawal Plan under which shareholders who own at least $5,000 (at current net asset value) worth of the Fund, may receive a fixed distribution amount at monthly intervals by redeeming a portion of their shares equal to the specified dollar amounts on a monthly basis. A sufficient number of shares will be liquidated at the then current net asset value attributable to such shares on the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on the twenty-fifth day of the month. Shareholders who wish to exercise this election should request and complete the Systematic Withdrawal Application.

     SHAREHOLDER RETIREMENT PLANS. Taxes on current income can be deferred by investing in Keogh Plans, Individual Retirement Accounts (IRAs), Simplified Employee Pensions (SEPs), 401(k), pension, profit sharing, employee benefit, deferred compensation and other qualified retirement plans. The federal tax law governing these tax-deferred retirement plans must be complied with to avoid adverse tax consequences.

The Fund does not directly sponsor any retirement plans. However, shareholders may fund their own self-directed IRA or other qualified plan with Ameritor
Security Trust shares. You should contact the Adviser for specific plan documentation and any additional information you may require. You should also consult your tax adviser before investing.

DIVIDENDS AND DISTRIBUTIONS

For the fiscal year ending June 30, 2001, the Fund intends to qualify as a RIC under the Code. As a result, the Fund will distribute most of its income and capital gains to its shareholders every year. Income dividends, if any, will be paid at least annually and capital gains distributions, if any, will be made at least annually. Unless an election to the contrary is made in writing to the Fund at 107 North Washington Street, Post Office Box 4365, Rocky Mount, NC 27803-0365, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares at the net asset value in effect on the dividend or distribution record date. Although the Fund will not be taxed on the amounts it distributions, shareholders will generally be taxed regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

TAX STATUS AND CONSEQUENCES

Although the Fund intends to qualify as a RIC, there is no guarantee that the Fund will meet the RIC qualifications. If the Fund does not qualify as a RIC, distributions from the Fund are taxable under the normal corporate tax rules for federal income tax purposes. Non-redemption cash distributions to shareholders constitute ordinary dividend income if such distributions are out of the corporation's current or accumulated earnings and profits. Thereafter, the distributions are a non-taxable return of basis to the extent of the recipient's tax basis for the recipient's shares. Any distributions in excess of earnings and profits and in excess of such tax basis constitute gain from a deemed sale or exchange of the shares.

Redemption distributions may be taxable under the rules described above, or such redemptions may be treated for federal income tax purposes as a sale or exchange of the redeemed shares. Such characterization depends upon the application to the recipient of Section 302(b) of the Code. A redemption distribution may be a sale or exchange of the redeemed shares for tax purposes if it is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is in complete termination of a shareholder's interest in the corporation, or is a redemption from a non-corporate shareholder in partial liquidation of the distributor (all within the technical meanings of Section 302(b)). Such determinations are highly individualized. Shareholders must consult with their own tax advisors concerning the effect to them of any redemption distribution from the Fund.

Special rules apply for federal income tax purposes if the Fund makes a distribution of its assets in kind (which could be a liquidating distribution from the Fund or a non-liquidating distribution). Other special tax rules apply if the Fund makes a distribution of its shares or rights to acquire its shares to its shareholders with respect to their Fund shares. No such distributions are contemplated currently by the Fund so an explanation of these rules is beyond the scope of this discussion.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her, where such amounts are treated as income from U.S. sources under the Code.

In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult their own tax advisors with respect to the tax status of distributions from the Fund in their own state and localities. For more information on taxation, see the section entitled "Taxation of the Fund" in the Statement of Additional Information."

                  CONDENSED FINANCIAL INFORMATION OF THE FUND


The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal year ended June 30, 2000 has been audited by Tait, Weller and Baker, independent auditors, whose report covering such period is incorporated by reference into the SAI. The financial data for the fiscal years ended June 30, 1999, 1998, 1997, 1996, 1995, and September 30, 1994, 1993, 1992, and 1991 were audited by other independent auditors.

This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund at 1-800-424-8570.


                                                       Ameritor Security Trust
                                                        Financial Highlights


                                                                                    For the years ended
                                                                                          June 30
                                                           -----------------------------------------------------------------------
                                                            2000            1999            1998            1997            1996
                                                           -------         -------         -------         -------         -------
Per Share  Operating Performance:
    Net asset value, beginning of
        period .....................................         $1.35           $0.93           $0.76           $0.70           $0.73
                                                           -------         -------         -------         -------         -------
    Net investment income (loss) ...................         (0.19)          (0.22)          (0.09)          (0.11)          (0.17)

    Net Realized and unrealized gain
    (loss) on investments ..........................          0.55            0.64            0.26            0.17            0.14
                                                           -------         -------         -------         -------         -------
    Total from Investment operations ...............          0.36            0.42            0.17            0.06           (0.03)

                                                           -------         -------         -------         -------         -------
Net asset value, end of period .....................         $1.71           $1.35           $0.93           $0.76           $0.70
                                                           =======         =======         =======         =======         =======

Ratio/Supplemental Data:
     Total Return ..................................         26.67 %         46.33 %         21.40 %          8.89 %         (4.38)%
     Ratio of expenses to avg. net assets ..........          6.93 %          7.24 %          9.85 %         12.42 %          8.14 %
     Ratio of net investment income(loss)
         to average net assets .....................         (6.61)%         (6.76)%         (8.95)%        (11.82)%         (7.48)%
     Portfolio turnover ............................            91 %             0 %            48 %           193 %           231 %
     Net Assets, end of period (000's) .............       $ 6,185         $ 5,169         $ 3,903         $ 4,397         $ 4,581



                              The accompanying notes are an integral part of the financial statements.





                                                       Ameritor Security Trust
                                                        Financial Highlights

                                         For the period
                                         October 1, 1994                             For the years ended
                                         through June 30                                September 30,
                                         ---------------  ------------------------------------------------------------------------
                                              1995*        1994         1993         1992         1991         1990         1989
                                             -------      -------      -------      -------      -------      -------      -------

Per Share  Operating Performance:
    Net asset value, beginning of
        period ..........................      $0.72        $0.87        $0.64        $0.67        $0.57        $0.84        $0.60
                                             -------      -------      -------      -------      -------      -------      -------
    Net investment income (loss) ........      (0.03)       (0.08)       (0.05)       (0.05)       (0.02)       (0.03)       (0.03)

    Net Realized and unrealized gain
    (loss) on investments ...............       0.04        (0.07)        0.28         0.02         0.12        (0.24)        0.27
                                             -------      -------      -------      -------      -------      -------      -------
    Total from Investment operations ....       0.01        (0.15)        0.23        (0.03)        0.10        (0.27)        0.24

                                             -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period ..........      $0.73        $0.72        $0.87        $0.64        $0.67        $0.57        $0.84
                                             =======      =======      =======      =======      =======      =======      =======

Ratio/Supplemental Data:
     Total Return .......................       1.85 %**   (17.24)%      35.94 %      (4.47)%      17.51 %     (32.27)%      47.50 %
     Ratio of expenses to avg. net assets       8.17 %**     7.76 %       5.79 %       6.92 %       7.16 %       6.08 %       6.65 %
     Ratio of net investment income(loss)
         to average net assets ..........      (7.23)%**     6.09)%      (4.63)%      (5.14)%      (3.29)%      (4.54)%      (0.24)%
     Portfolio turnover .................        505 %**      241 %        300 %        301 %        267 %         87 %        208 %
     Net Assets, end of period (000's) ..    $ 5,735      $ 6,307      $ 8,844      $ 7,254      $ 8,539      $ 8,392      $16,035



*  Fund's fiscal year-end was changed to June 30.
** Annualized


                              The accompanying notes are an integral part of the financial statements.



                             ADDITIONAL INFORMATION
________________________________________________________________________________

                             AMERITOR SECURITY TRUST
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-424-8570

By mail:            Ameritor Security Trust
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-00018

                                     PART B
                                     ======

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional Information is November 1, 2000.




                             AMERITOR SECURITY TRUST



This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's prospectus dated November 1, 2000. You may obtain a copy of the Fund's prospectus by writing to Ameritor Security Trust, Post Office Box 4365, Rocky Mount, NC, 27803-4365 or calling Shareholder Services at 202-223-1000 or 1-800-424-8570. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully before investing.

                   TABLE OF CONTENTS


Fund History........................................1

Description of the Fund and its Investments
and Risks...........................................1
         The Fund...................................1
         Investment Strategies......................1
         Investment Risks...........................1
         Fund Policies..............................4
         Temporary Defensive Positions..............6
         Portfolio Turnover.........................6

Management of the Fund..............................6
         Board of Trustees Responsibilities.........6
         Management.................................6

Control Persons and Principal Holders of
Securities..........................................8

Investment Advisory and Other
Services............................................8
         Investment Advisor; Services
Provided............................................8
     Principal Underwriter..........................9

Brokerage Allocation and Other
Practices..........................................10
         Brokerage Transactions and
         Selection.................................10
         Directed Brokerage........................10

Description of Fund Shares.........................11

Purchase and Pricing of Shares.....................12
         Purchase of Fund Shares...................12
         Offering Price of Fund Shares.............12

Taxation of the Fund...............................13

Calculation of Performance Data....................13

Financial Statements...............................13

                                  FUND HISTORY

The Fund, originally named the Associated Fund Trust, is a common law trust and was organized under the laws of the District of Columbia pursuant to a trust indenture on February 23, 1939. The Fund's name was changed in 1969 to the Steadman Associated Fund, in January 1997 to the Steadman Security Trust, and in September 1998 to the Ameritor Security Trust.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

THE FUND

The Fund is a no-load, non-diversified, open-end investment company. The Fund is registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the 1940 Act).

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment strategies discussed in the Fund's prospectus.

Although not the Fund's principal investment strategies, the Fund may also use the following:

          o    The sale of securities pursuant to repurchase agreements.

          o The purchase and sale of put options. This is primarily to achieve premium income but may also be used for hedging purposes.

          o Borrowing to increase the amount of money available for the Fund to invest.

          o    The purchase and sale of restricted or illiquid securities.

          o    Short sales.

          o    Lending securities in the Fund's portfolio.

          o    The  purchase  and sale of real  estate and real  estate  related
               loans  and  securities,   other  than  U.S.   Government   agency
               mortgage-backed securities.

INVESTMENT RISKS

The following information supplements the discussion of the Fund's investment strategies discussed in the Fund's prospectus.

REPURCHASE AGREEMENTS. The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list and must have a minimum credit rating with respect to its short-term debt by Standard & Poor's Corporation or by Moody's Investors Services, Inc.. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund would be allowed to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

OPTIONS.

     o WRITING COVERED PUT OPTIONS. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, the writer may be presented with an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

          The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

          The Fund would generally write covered put options in circumstances where the Fund wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Because the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

          The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

     o PURCHASING PUT OPTIONS. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option

          (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.

          The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

     o DEALER (OVER-THE-COUNTER) OPTIONS. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund to be of good standing and will not be made unless, in the judgment of the Fund, the consideration to be earned from such loans would justify the risk.

MORTGAGE-RELATED  SECURITIES.   Mortgage-related  securities,  other  than  U.S.
Government agency mortgage-backed securities, in which the Fund may invest include, but are not limited to, those described below.

     o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year fixed rate. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the entity that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

FUND POLICIES

POLICY ON ISSUANCE OF SENIOR SECURITIES. The Fund, as an open-end, management investment company registered under the 1940 Act, is prohibited from issuing senior securities. The Fund may not issue preferred stock or debt securities of any kind, nor may the Fund borrow from any entity other then a bank.

BORROWING POLICY. The Fund's current borrowing policy is that the Fund may borrow from banks for investment purposes not to exceed 33 1/3% of the value of the Fund's total assets, less its liabilities other than such borrowings. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund is required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with members of the New York Stock Exchange (or subsidiaries thereof), members of the Federal Reserve System, recognized primary U.S. government securities dealers, or institutions which the investment adviser of the Fund has determined to be of comparable creditworthiness. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Fund will maintain in a segregated custodial account cash, cash equivalents, or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, may provide the Fund with a flexible borrowing tool.

CONCENTRATION POLICY. The current concentration policy of the Fund states that it is not the policy of the Fund to invest 25% or more of the value of its total assets in any one industry. An industry is determined by looking at the standard industry classification (SIC) code (i.e., if two companies have the same SIC code, the companies would be in the same industry). However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. The Fund has also instituted policies and procedures to assist in preventing a violation of the concentration policy of the Fund. The policy provides that prior to the investment advisor making a purchase of a security, the chief financial officer, or designee thereof, must confirm that the purchase will not result in a violation of the concentration policy. In addition, pursuant to the policy, the chief financial officer will determine weekly if any portfolio securities have appreciated in value above 25% such that additional purchases would be prohibited.

POLICY ON PURCHASING AND SELLING REAL ESTATE AND COMMODITIES. The Fund may purchase and sell real estate, including land and buildings and securities of companies whose assets consist of real property and interests therein. Although the Fund may purchase commodities, the Fund does not purchase or intend to purchase commodities, and has no policy governing its purchase of commodities.

POLICY ON MAKING LOANS. The Fund may make both long and short-term loans to others, including the purchase of non-publicly offered debt securities on a case-by-case basis.

LIMITATIONS ON FUND POLICIES. The Fund's Trust Indenture provides that the Fund may, in the sole discretion of the investment advisor and to the maximum extent permissible by the applicable laws and regulations, engage in all lawful investment activities. Without limitation on any other investment activities, the Fund reserves freedom of action to engage in the foregoing types of activities specified in Section (8)(b) of the 1940 Act. The extent to which the Fund intends to engage in the foregoing activities is entirely dependent upon the market conditions and the economic environment in which the Fund must operate. Thus it is not practical to predict the extent to which the Fund will or may engage in such activities. The Fund intends to engage in these activities to the maximum extent permissible under applicable laws and regulations when, in the judgment of the investment advisor, such activities appear to be beneficial to the Fund and its shareholders. Accordingly, the risks involved in an investment in the Fund may be greater than the risks generally associated with many other mutual funds.

TEMPORARY DEFENSIVE POSITIONS

In response to unfavorable market conditions, the Fund may commit up to 100% of its assets to temporary defensive investments in (i) high-grade debt securities of all types, (ii) U.S. government securities, and (iii) repurchase agreements. While the Fund believes that these temporary defensive investments are consistent with the Fund's investment objective, the rate of return on such investments tend to be lower and may have an adverse effect on Fund performance.

PORTFOLIO TURNOVER

The portfolio turnover rate during the year dropped significantly from prior years as a result of a new management philosophy. For the years ended June 30, 2000, 1999, 1998, 1997, anf 1996, the portfolio turnover rate was 91%, 0%, 48%,
193%, 231%, and 505%, respectively.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES RESPONSIBILITIES

Pursuant to the Trust Indenture of the Fund, the Trustees possess full, exclusive and absolute power, control and authority over the Fund property and the business of the Fund to the same extent as if the Trustees were the sole and absolute owners of the Fund property and business in their own right. This authority is exercised free from any power or control on the part of the shareholders of the Fund, except as may be required by law. The Trustees may also delegate certain functions as may be permitted by the Trust Indenture.

MANAGEMENT

TRUSTEES AND OFFICERS. The following table sets forth certain information concerning the Trustees and officers of the Fund.


                                               Position(s) Held              Principal Occupation(s)
  Name, Address, and Age          Age(1)         with the Fund                 During Past 5 Years
-----------------------------  --------- -----------------------------   ------------------------------


W. MARK CRAIN                      48       Trustee                        Professor of Economics and Research
9603 Concerto Circle                                                       Associate with the Center for Study of
Vienna, VA  22182                                                          Public Choice George Mason
                                                                           University Fairfax, Virginia

                                                  Position(s) Held            Principal Occupation(s)
   Name, Address, and Age         Age(1)            with the Fund               During Past 5 Years
-----------------------------  --------- -----------------------------   ------------------------------
RICHARD P. ELLISON                  69     Trustee                         President and CEO, Intervest Financial
1410 Coventry Lane                                                         Corporation.  Formerly President, Boat
Alexandria, VA  22304                                                      America Corporation.  Director, Potomac
                                                                           Group Homes, Inc. and Boat America
                                                                           Corporation

RICHARD O. HAASE                    65     Trustee                         Vice President: Maiden, Hasse & Smith,
7026 Elizabeth Drive                                                       a Washington DC real estate valuation
McLean, VA  22101                                                          company


CAROLE S. KINNEY (2)                54     Trustee and President of the    Chairman of the Board of Ameritor
8020 Thornley Court                        Fund                            Financial Corporation, National
Bethesda, MD  20817                                                        Association of Securities
                                                                           Dealers-Agent, Former stock broker with
                                                                           Solomon-Smith Barney
JEROME KINNEY                       71     Treasurer of the Fund
8020 Thornley Ct.                                                          President of Ameritor Financial
Bethesda, MD  20817                                                        Corporation

JOHN T. TURNER                      66     Trustee, Chairman               Senior Vice President, SYNTEK
1125 Trotting Horse Lane                                                   Technologies, Inc.
Great Falls, VA  22066

--------------
(1) As of November 1, 2000.
(2) Interested person as defined by Section 2(a)(19) of the Investment Company Act.

COMPENSATION. The following table sets forth the compensation of the members of the Board of Trustees for the fiscal year ended June 30, 2000. Trustees are paid $300 per meeting attended plus reimbursement for certain expenses of attending the meeting. No officer received compensation from the Fund exceeding $60,000. The Fund, the other Ameritor funds, and Ameritor Financial Corporation do not provide any pension or retirement benefits.

                                                                                  Total Compensation from Fund
                                              Aggregate Compensation                 and Fund Complex Paid
Name and Position                                from the Fund                           to Trustees (1)
--------------------------------------- -------------------------------------- ---------------------------------

W. MARK CRAIN                                         $1,333                                 $4,000
Trustee

RICHARD P. ELLISON(2)                                 $1,333                                 $4,000
Trustee

RICHARD O. HAASE                                      $1,333                                 $4,000
Trustee

CAROLE S. KINNEY (2)                                   none                                   none
Trust and Secretary of the Fund

JOHN T. TURNER (2)                                    $1,333                                 $4,000
Trustee
--------------

(1) Includes compensation for serving on the Boards of Trustees of the Fund, as well as the Ameritor Industry Fund and the Ameritor Investment Fund.
(2)      Became a member of the Board of Trustees on June 16, 1999.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 30, 2000, no person beneficially owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of the then outstanding shares of the Fund. Furthermore, no person has exerted himself or herself as a party in control of the Fund and there has been no adjudication under section 2(a)(9) of the 1940 Act that control exists.

As of October 30, 2000, the Trustees and officers of the Fund, as a group beneficially owned no shares in the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR; SERVICES PROVIDED

The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation which has its principal offices at 4400 MacArthur Blvd #301, Washington D.C. 20007-2521. All voting stock of Ameritor Financial Corporation is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are Carole S. Kinney and Charles T.W. Steadman.

Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the advisor has principally engaged in the business of providing continuous investment supervision for the Funds. Under the terms of the Advisory Agreement, the advisor manages the investments of the Fund and is responsible for overall management of its business affairs subject to supervision of the Trustees. As compensation for its services, each Fund pays to the advisor a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies.

The Fund paid investment advisory fees during the last three fiscal years as follows: June 30, 2000, $57,658; June 30, 1999, $44,520; June 30, 1998, $41,538.

Under an agreement with the Fund which is contained in the approved minutes of the Fund, Ameritor Financial Corporation also serves as Transfer and Dividend Disbursing Agent and Agent for Administration of Shareholder Accounts (hereinafter "delegated services") for the Fund.

For the Delegated Services, the Transfer Agent is paid a fee calculated based upon the number of shareholder accounts plus a monthly minimum.

The Fund paid fees for delegated services for the last three fiscal years ending as follows: June 30, 2000, $23,910; June 30, 1999, $25,664; and June 30, 1998,
$28,299

Ameritor Financial Corporation also receives reimbursements from the Fund for salaries and benefits of its employees who perform directly attributable functions to the Fund other than investment advisory and shareholder services. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; internal audit of the Fund's books, transactions, and daily pricing; compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance related to the above. Additionally, Ameritor Financial Corporation receives reimbursements from the Fund for rent computer expenses. Reimbursements for the fiscal year ending June 30, 2000 totaled $228,482.

Effective September 1, 2000, the advisor entered into a Fund Accounting Agreement and a Transfer Agent Agreement with the Fund in which the advisor serves as the Fund's administrator and transfer agent for the Fund. Under the Fund Accounting Agreement, the advisor assists in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the advisor makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. Under the Transfer Agent Agreement, the advisor serves as the transfer, dividend paying, and shareholder servicing agent for the Fund.

Ameritor Financial Corporation assumes no responsibility under the Advisory Agreement other than to render the services called for thereunder, in good faith, and is not responsible for any action of the Fund in following or declining to follow any advice or recommendation. It is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Advisory Agreement. Directors, officers and employees of the investment advisor have the unlimited and unrestricted right to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

The Advisory Agreement also provides that the Fund will pay all of its ordinary expenses of operation except specifically excepted, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the daily net asset value of the shares; (iv) the fees and expenses of the Trustees including, contrary to most other funds, the fees of those Trustees who also may be directors of the investment advisor or its subsidiary corporation;
(v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of trust existence; (xii) all or part of the salaries of the fund officers and other employees who also may be directors or officers or employees of the Adviser or its subsidiaries;
(xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, office space rent; and (xvi) all other ordinary expenses of operation. The Fund also will pay all extraordinary expenses of whatever kind unless such expenses have been specifically assumed by the investment advisor.

PRINCIPAL UNDERWRITER

The Fund currently has no principal underwriter.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS AND SELECTION

Ameritor Financial Corporation makes decisions as to buying and selling investment securities, subject to supervision by the Fund's Board of Trustees. It is the practice of the Fund to seek the most favorable prices and execution of orders for the purchase or sale of portfolio securities, taking into consideration the facilities and services of a particular broker or dealer. Subject to these considerations, the Fund has authorized the investment advisor to place a portion of such business on a principal or agency basis with eligible brokers who have provided statistical, quote, and research material to Ameritor Financial Corporation. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends and portfolio strategy. The Fund has been informed that, to the extent brokerage is allocated to obtain statistical, investment, research, or quotation services, the investment advisor will be assisted in providing to the Fund more thorough and complete advisory material. Although such services may tend to reduce the expenses of the investment advisor in rendering investment advice to the Fund, the value of the services is not determinable. Ameritor Financial Corporation's investment personnel determine the overall reasonableness of commissions paid by rating brokers or dealers on such general factors as execution capabilities, quality of research and financial condition, and net results of specific transactions in such terms as price, promptness, size of order, and difficulty of execution.

The Fund's investment adviser, acting on behalf of the Fund, is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services. The investment adviser and the Trustees consider the above allocation of brokerage to be consistent with the Fund's brokerage policy. Brokers do not exercise investment discretion as to the Fund's portfolio securities, hence no brokerage is allocated for such service.

The following table sets forth the amount of brokerage paid by the Fund and the total volume of transactions for the periods indicated.

                                        For the fiscal year ended June 30,
                                ------------------------------------------------
                                         2000           1999               1998
                                ------------------------------------------------


Transactions............          $10,800,178       $748,000         $4,888,372
Brokerage...............               $7,440         $3,790            $18,730

As the above table indicates, during the fiscal year ended June 30, 2000, the total amount of transactions and the brokerage paid thereon increased substantially from the prior year. Brokerage increased 96%, while the amount of transactions increased 1,344% from fiscal 1999 to fiscal 2000. This increase is due to the advisor's philosophy that in the fiscal year 1999 the large technology securities advanced considerably, but in the fiscal year 2000 the advisor made a major shift in holdings to reflect the market changes and also to achieve wider diversification of the Fund's portfolio.

                           DESCRIPTION OF FUND SHARES

The Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. All shareholders have equal voting rights, and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of such Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares, except that fractional shares do not have voting rights. Shares of the Fund have no preemptive rights and no conversion or subscription rights. The Fund does not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of any Fund shall be subject to any liability to any person in connection with the property or affairs of any such Fund. The shares of the Fund are not subject to mandatory redemption and or subject to a sinking fund.

In addition, the governing documents of the Fund contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds including: (a) trustees hold office for a term of unlimited duration, (b) shareholders are entitled to vote for or against any amendments to the Trust Indenture only under limited circumstances, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

As interpreted by the staff of the Securities and Exchange Commission, the 1940 Act provides shareholders of the Fund with certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of each Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. The Fund will comply with these procedures.

The Trust Indenture of the Fund provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.

Finally, a provision of the Trust Indenture of the Fund permits the Trustees to limit the amount of Fund shares owned at any one time by any one person to 5% of Fund shares. This provision allows the Trustees to prevent a person from becoming an affiliated person within the meaning of Section 2 of the 1940 Act. There is no provision of the Act that limits the percentage ownership one person may have in an open-end investment company.

                         PURCHASE AND PRICING OF SHARES

PURCHASE OF FUND SHARES

The Fund is currently in the process of registering Fund shares for sale in certain states. The Fund will offer the shares at net asset value without payment of any sales fee (load) or commission when purchases are made directly from the Fund. Shares purchased through registered broker-dealers may incur a transaction fee.

To make an initial investment and open an account, complete the attached application and forward it with a check or money order for $1,000 or more, made payable to Ameritor Security Trust, 107 North Washington Street, Post Office Box 4365, Rocky Mount, NC 27803-0365. Initial investments of less than $1,000 will not be accepted.

After an account has been established, a confirmation will be issued indicating the amount invested, the number of shares purchased, and the purchase price per share (net asset value per share). The confirmation will include a deposit stub, which may be used to make an additional investment of $100 or more at any time by completing the form and mailing with a check in the appropriate amount. Additional investments of less than $100 will not be accepted.

Investments received prior to the closing of the New York Stock Exchange (currently 4:00 p.m., New York Time) and are in good order will be credited at the net asset value determined at the close of the exchange on that day. Investment received after closing will be credited at the net asset value on the next subsequent day in which the net asset value of the Fund is calculated.

All investments are subject to our acceptance and subject to compliance with state and federal securities laws. The Fund may decline to accept an investment when in the judgment of the Fund's investment advisor, the acceptance of such investment would not be in the interest of existing shareholders or after consultation with counsel, such investment would violate any state or federal securities law. This determination is made upon receipt of the purchase order or as soon thereafter as reasonably practicable. The prospective investor whose order is not accepted will have his or her check or money order returned as soon as possible thereafter. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any securities offered hereby to any person in any jurisdiction in which such offer or solicitation would be unlawful.

Stock certificates for shares are ordinarily not issued, as they are not necessary and complicate redemption.

OFFERING PRICE OF FUND SHARES

Fund shares are bought and sold at the net asset value next calculated after the buy or sell order is placed. The Fund's net asset value per share is determined at the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York Time) on days when the New York Stock Exchange is open for business. It is computed by dividing the value of net assets (I.E., the value of the assets less liabilities) by the total number of shares outstanding. Portfolio securities are valued at the last sale price on the national securities exchange or national securities market on which the securities are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no transactions are valued at the mean between the most recent reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having remaining maturities of less than 60 days are valued by the amortized cost method, unless the Trustees determine this is not fair value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

                              TAXATION OF THE FUND

For the fiscal year ended June 30, 2000 and prior years, the Fund did not qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). However, for the fiscal year ending June 30, 2001, the Fund intends to qualify as a RIC under the rules of Sections 851 through 855 of Subchapter M of the Code. If the Fund does not meet this classification as a RIC under the Code, and there is no guarantee that the Fund will meet the requirements of the Code, the Fund will be taxed under the normal corporate tax rules under Subchapter C of the Code. While not being qualified as a RIC will permit the Fund to utilize certain loss carryforwards, which at June 30, 2000 totaled approximately $1,102,300 it will not be able to take advantage of certain potentially favorable tax rules applicable to electing qualified regulated investment companies.

If the Fund qualifies as a RIC, the Fund will not be taxed on the amount it distributes. However, shareholders will generally be taxed regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gains distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

Under the federal income tax law, the Fund is required to report to the Internal Revenue Service all dividend distributions. Under the backup withholding provisions, all distributions by the Fund may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under federal income tax laws. If the withholding provisions are applicable, any such distributions will be reduced by the amounts required to be withheld. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

                         CALCULATION OF PERFORMANCE DATA

The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over these periods that would cause an investment of $10,000 (with all dividends and distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return, which represent aggregate performance over a period or year-by-year performance. The average annual total rate of return for Fund shares for the one year, five year, and ten year periods ended June 30, 2000 are 26.67%, 18.56% and 7.89%, respectively.

                              FINANCIAL STATEMENTS

The  audited  financial  statements  for the fiscal  year  ended June 30,  2000,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                    AMERITOR


                                    SECURITY
                                     TRUST





                                     ANNUAL
                                     REPORT


                                 June 30, 2000




                        An Ameritor NO-LOAD Mutual Fund




                         AMERITOR FINANCIAL CORPORATION




                              AMERITOR
                                   FINANCIAL
                                        CORPORATION

                               Investment Adviser

Dear Shareholder:

I am pleased to report that Ameritor Security Trust had a return for this fiscal year of 26.67%.* The fine performance of your Fund was accomplished by maintaining a portfolio of investments that enjoyed significant appreciation and continued efforts to reduce operating expenses. Because of its return, the Fund fared favorably as compared to other funds in its category. In addition, the Fund may now be sold in various jurisdictions, and we hope to be eligible for sale in all jurisdictions shortly.

This past year has seen changes in the membership of the Board of Trustees and the Management of the Ameritor Family of Funds. Max Katcher, Paul Wagner and Paul Bowers have retired from the Board after many long years of service, and I was elected President of the Funds at the April 12, 2000 meeting of the Board of Trustees.

We are pleased to announce that the Funds' investment advisor has engaged Paul Dietrich of Nye, Parnell and Emerson, a professional and experienced investment advisor, as a consultant to Ameritor Financial Corporation to assist with the selection of investments for the Funds.

Jerome Kinney, President of Ameritor Financial Corporation, has engaged North Carolina Shareholder Services and Nottingham Fund Administrators to help streamline transfer agency, fund accounting and administrative services for the Funds. These changes are part of the efforts being made to reduce operating costs for the ultimate benefit of shareholders.

We shall endeavor to keep your Fund an attractive investment and will continue working toward enhanced appreciation of your investments, lower operating costs and striving for a higher shareholder return in future years.

                                                     Sincerely,

                                                     /s/ Carole S. Kinney

                                                     Carole S. Kinney
                                                     President


--------
* The average annual return for the 5-year period ended June 30, 2000 was 18.56%. The average annual return for the 10-year period ended June 30, 2000 was 7.89%. Past performance is not indicative of future results. The results achieved last year, which was an unusually favorable year in the market in certain sectors, will not necessarily be repeated in the future. Your shares fluctuate so that their value, when you redeem, may be more or less than when you invested in the Fund.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Board of Trustees
  and Shareholders of
Ameritor Security Trust


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritor Security Trust, as of June 30, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements for the year ended June 30, 1999 and financial highlights presented for the four year period ending June 30, 1999 were audited by other auditors whose report dated August 6, 1999 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ameritor Security Trust as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.






TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 2, 2000


                                                    AMERITOR SECURITY TRUST FUND
                                                      Portfolio of Investments
                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                           Shares          (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 100.00%

Applications Software - 3.22%
     Citrix Systems, Inc. (a) ....................................................................         3,000          $   56,812
     Microsoft Corp. (a) .........................................................................         1,293             103,440
     Siebel Systems, Inc. (a) ....................................................................           275              44,980
                                                                                                                          ----------
                           Total Applications Software ...........................................                           205,232
                                                                                                                          ----------

Broadcast Services - 0.40%
     UnitedGlobalCom, Inc. (a) ...................................................................           550              25,713
                                                                                                                          ----------
                           Total Broadcast Services ..............................................                            25,713
                                                                                                                          ----------

Business Services - 1.75%
     Compuware Corp. (a) .........................................................................         3,900              40,462
     Concord EFS, Inc. (a) .......................................................................         1,600              41,600
     Symbol Technologies, Inc. ...................................................................           530              29,647
                                                                                                                          ----------
                           Total Business Services ...............................................                           111,709
                                                                                                                          ----------

Cellular Telecommunications - 2.97%
     Nextel Communications, Inc. (a) .............................................................         1,300              79,544
     Vodafone Group PLC ..........................................................................         2,650             109,809
                                                                                                                          ----------
                           Total Cellular Communications .........................................                           189,353
                                                                                                                          ----------

Computers - 6.38%
     Dell Computer Corp. (a) .....................................................................         2,050             101,091
     International Business Machines Corp. .......................................................           500              54,781
     MICROS Systems, Inc. (a) ....................................................................         1,830              33,969
     Sun Microsystems, Inc. (a) ..................................................................         2,386             216,977
                                                                                                                          ----------
                           Total Computers .......................................................                           406,818
                                                                                                                          ----------

Computer Hardware & Software - 5.65%
     EMC Corp. (a) ...............................................................................         3,500             269,281
     Mercury Interactive Corp. (a) ...............................................................           640              61,920
     VERITAS Software Corp. (a) ..................................................................           410              29,435
                                                                                                                          ----------
                           Total Computer Hardware & Software ....................................                           360,636
                                                                                                                          ----------

Diversified Operations - 1.52%
     General Electric Co. ........................................................................         1,900              96,900
                                                                                                                          ----------
                           Total Diversified Operations ..........................................                            96,900
                                                                                                                          ----------

Electronic Components - Misc. - 3.17%
     CTS Corp. ...................................................................................           900              40,500
     Sanmina Corp. (a) ...........................................................................           400              34,200
     SCI Systems, Inc. (a) .......................................................................         1,000              39,312
     Solectron Corp. (a) .........................................................................         2,100              87,938
                                                                                                                          ----------
                           Total Electronic Components - Misc ....................................                           201,950
                                                                                                                          ----------

Electronic Components - Semi Conductors - 14.91%
     Altera Corp. (a) ............................................................................           475              48,420
     Applied Micro Circuits Corp. (a) ............................................................         1,400             138,250
     Broadcom Corp. (a) ..........................................................................           650             142,309
     Conexant Systems, Inc. (a) ..................................................................           850              41,331


                                                    AMERITOR SECURITY TRUST FUND
                                                      Portfolio of Investments
                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                           Shares          (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 100.00%

     Cree, Inc. (a) ..............................................................................           350          $   46,725
     Intel Corp. .................................................................................         1,386             185,291
     International Rectifier Corp. (a) ...........................................................           540              30,240
     PMC-Sierra, Inc. (a) ........................................................................           315              55,972
     Rambus, Inc. (a) ............................................................................           930              95,790
     Texas Instruments, Inc. .....................................................................         1,600             109,600
     Xilinx, Inc. (a) ............................................................................           700              57,794
                                                                                                                          ----------
                           Total Electronic Components - Semi Conductors .........................                           951,722
                                                                                                                          ----------

Electronic Measuring Instruments - 1.37%
     Agilent Technologies, Inc. (a) ..............................................................         1,189              87,689
                                                                                                                          ----------
                           Total Electronic Measuring Instruments ................................                            87,689
                                                                                                                          ----------

Fiber Optics - 6.69%
     CIENA Corp. (a) .............................................................................           180              30,004
     Harmonic, Inc. (a) ..........................................................................         2,550              57,216
     JDS Uniphase Corp. (a) ......................................................................         2,380             285,303
     SDL, Inc. (a) ...............................................................................           190              54,186
                                                                                                                          ----------
                           Total Fiber Optics ....................................................                           426,709
                                                                                                                          ----------

Finance - 0.91%
     Capital One Financial Corp. .................................................................         1,300              58,012
                                                                                                                          ----------
                           Total Finance .........................................................                            58,012
                                                                                                                          ----------

Internet Services - 2.23%
     America Online, Inc. (a) ....................................................................         1,450              76,487
     Juniper Networks, Inc. (a) ..................................................................           450              65,503
                                                                                                                          ----------
                           Total Internet Services ...............................................                           141,990
                                                                                                                          ----------

Internet Software - 2.79%
     BroadVision, Inc. (a) .......................................................................         2,150             109,247
     Inktomi Corp. (a) ...........................................................................           370              43,752
     RealNetworks, Inc. (a) ......................................................................           500              25,281
                                                                                                                          ----------
                           Total Internet Software ...............................................                           178,280
                                                                                                                          ----------

Medical - Research & Development - 0.62%
     Immunex Corp. (a) ...........................................................................           800              39,550
                                                                                                                          ----------
                           Total Medical - Research & Development ................................                            39,550
                                                                                                                          ----------

Medical Equipment - 0.92%
     Cytyc Corp. (a) .............................................................................         1,100              58,712
                                                                                                                          ----------
                           Total Medical Equipment ...............................................                            58,712
                                                                                                                          ----------

Multimedia - 2.94%
     Gemstar-TV Guide International, Inc. (a) ....................................................         1,200              73,744
     Time Warner, Inc. ...........................................................................         1,500             114,000
                                                                                                                          ----------
                           Total Mulitmedia ......................................................                           187,744
                                                                                                                          ----------


                                                    AMERITOR SECURITY TRUST FUND
                                                      Portfolio of Investments
                                                            June 30, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                           Shares          (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 100.00%

Networking Products - 7.18%
     Cisco Systems, Inc. (a) .....................................................................         5,000          $  317,812
     Network Appliance, Inc. (a) .................................................................           700              56,350
     Oracle Corp. (a) ............................................................................         1,000              84,063
                                                                                                                          ----------
                           Total Networking Products .............................................                           458,225
                                                                                                                          ----------

Pharmaceuticals - 3.16%
     MedImmune, Inc. (a) .........................................................................         1,100              81,400
     Pfizer, Inc. ................................................................................         2,500             120,000
                                                                                                                          ----------
                           Total Pharmaceuticals .................................................                           201,400
                                                                                                                          ----------

Retail - 1.94%
     Wal-Mart Stores, Inc. .......................................................................         2,150             123,894
                                                                                                                          ----------
                           Total Retail ..........................................................                           123,894
                                                                                                                          ----------

Semiconductor Equipment - 2.71%
     Applied Materials, Inc. (a) .................................................................         1,300             117,812
     Vitesse Semiconductor Corp. (a) .............................................................           750              55,172
                                                                                                                          ----------
                           Total Semiconductor Equipment .........................................                           172,984
                                                                                                                          ----------

Telecommunciations - 11.36%
     Quest Communications Corp. (a) ..............................................................           500              24,844
     Verizon Communications ......................................................................           580              46,336
     WorldCom, Inc. (a) ..........................................................................        14,250             653,719
                                                                                                                          ----------
                           Total Telecommunications ..............................................                           724,899
                                                                                                                          ----------

Telecommunications Equipment - 10.84%
     Advanced Fibre Communications, Inc. (a) .....................................................         1,100              49,844
     Comverse Technology, Inc. (a) ...............................................................           675              62,775
     Lucent Technologies, Inc. ...................................................................           561              33,239
     Nokia Corp. .................................................................................         1,200              59,925
     Nortel Networks Corp. .......................................................................         1,770             120,803
     QUALCOMM, Inc. (a) ..........................................................................         3,920             235,200
     Tellabs, Inc. (a) ...........................................................................         1,900             130,031
                                                                                                                          ----------
                           Total Telecommunciations Equipment ....................................                           691,817
                                                                                                                          ----------

Transportations Services - 0.71%
     FedEx Corp. (a) .............................................................................         1,200              45,600
                                                                                                                          ----------
                           Total Transportation Services .........................................                            45,600
                                                                                                                          ----------

Wireless Equipment - 3.66%
     Motorola, Inc. ..............................................................................         3,400              99,025
     Powerwave Technologies, Inc. (a) ............................................................         1,330              58,520
     RF Micro Devices, Inc. (a) ..................................................................           870              76,234
                                                                                                                          ----------
                           Total Wireless Equipment ..............................................                           233,779
                                                                                                                          ----------
Total Portfolio of Investments (Cost $5,486,040) .................................................                        $6,381,317
                                                                                                                          ==========

(a)  Non-income producing security.



          The accompanying notes are an integral part of the financial statements.


                                                       AMERITOR SECURITY TRUST

                                                 Statement of Assets and Liabilities
                                                            June 30, 2000

Assets:
              Investments at value (Cost $5,486,040) (Note 1) .............................................            $  6,381,317
              Cash ........................................................................................                  12,914
              Receivable - securities sold ................................................................               4,960,411
              Dividends receivable ........................................................................                     480
              Interest receivable .........................................................................                     476
                                                                                                                       ------------
                          Total Assets ....................................................................              11,355,598
                                                                                                                       ------------

Liabilities:
              Accounts payable and accrued expenses .......................................................                   7,526
              Investment advisory and service fees payable (Note 4) .......................................                   7,081
              Payable - securities purchased ..............................................................               5,149,552
              Payable for trust shares redeemed ...........................................................                   6,215
                                                                                                                       ------------
                          Total Liabilities ...............................................................               5,170,374
                                                                                                                       ------------

Net Assets ................................................................................................            $  6,185,224
                                                                                                                       ============

Net assets consist of:
              Accumulated net investment loss .............................................................            $ (6,243,600)
              Unrealized appreciation of investments ......................................................                 895,277
              Accumulated net realized gains from security transactions ...................................               4,361,121
              Paid-in capital .............................................................................               7,172,426
                                                                                                                       ------------
                                                                                                                          6,185,224
                                                                                                                       ============

Net asset value, offering price and redemption price per share
      ($6,185,224 divided by 3,607,515 shares of no par value trust shares) ...............................            $       1.71
                                                                                                                       ============


                              The accompanying notes are an integral part of the financial statements.

                                                       AMERITOR SECURITY TRUST
                                                       Statement of Operations
                                                  For the year ended June 30, 2000

Investment Income:
              Dividends ......................................................................       $    16,157
              Interest .......................................................................             2,607
                                                                                                     -----------
                          Total Income .......................................................                          $    18,764
                                                                                                                        -----------


Expenses:
              Salaries and employee benefits (Note 4) ........................................           143,604
              Investment advisory fee (Note 4) ...............................................            57,658
              Professional fees ..............................................................            76,843
              Shareholder servicing fee (Note 4) .............................................            23,910
              Rent ...........................................................................            32,248
              Custodian fees .................................................................             2,924
              Computer services ..............................................................            25,584
              Reports to shareholders ........................................................            18,961
              Trustees' fees and expenses (Note 4) ...........................................             9,774
              Miscellaneous ..................................................................             8,085
                                                                                                     -----------
                          Total expenses .....................................................                              399,591
                                                                                                                        -----------

                          Net investment loss ................................................                             (380,827)
                                                                                                                        -----------

Realized and Unrealized Gain/(Loss) on Investments (Notes 1 and 3):
              Net realized gain from investment transactions .................................                            4,251,452
              Change in unrealized appreciation of investments ...............................                           (2,522,882)
                                                                                                                        -----------
              Net gain on investments ........................................................                            1,728,570
                                                                                                                        -----------
              Net increase in net assets resulting from operations ...........................                          $ 1,347,743
                                                                                                                        ===========


                              The accompanying notes are an integral part of the financial statements.



                                                      Ameritor Sercurity Trust
                                                 Statements of Changes in Net Assets



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the year          For the year
                                                                                                ended June 30,        ended June 30,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations:
              Net investment loss ....................................................           $  (380,827)           $  (309,465)
              Net realized gain from investment transactions .........................             4,251,452                109,570
              Change in unrealized appreciation
                  of investments .....................................................            (2,522,882)             1,934,937
                                                                                                 -----------            -----------
              Net increase in net assets resulting
                   from operations ...................................................             1,347,743              1,735,042

Decrease in net assets from trust share transactions (Note 2) ........................              (331,658)              (469,200)
                                                                                                 -----------            -----------
              Increase in net assets .................................................             1,016,085              1,265,842

Net assets at beginning of period ....................................................             5,169,139              3,903,297
                                                                                                 -----------            -----------


Net assets at end of period, including accumulated
       net investment loss of $6,243,600 and $5,862,773 ..............................           $ 6,185,224            $ 5,169,139
                                                                                                 ===========            ===========



                              The accompanying notes are an integral part of the financial statements.



                                                       Ameritor Security Trust
                                                        Financial Highlights


                                                                                    For the years ended
                                                                                          June 30
                                                           -----------------------------------------------------------------------
                                                            2000            1999            1998            1997            1996
                                                           -------         -------         -------         -------         -------
Per Share  Operating Performance:
    Net asset value, beginning of
        period .....................................         $1.35           $0.93           $0.76           $0.70           $0.73
                                                           -------         -------         -------         -------         -------
    Net investment income (loss) ...................         (0.19)          (0.22)          (0.09)          (0.11)          (0.17)

    Net Realized and unrealized gain
    (loss) on investments ..........................          0.55            0.64            0.26            0.17            0.14
                                                           -------         -------         -------         -------         -------
    Total from Investment operations ...............          0.36            0.42            0.17            0.06           (0.03)

                                                           -------         -------         -------         -------         -------
Net asset value, end of period .....................         $1.71           $1.35           $0.93           $0.76           $0.70
                                                           =======         =======         =======         =======         =======

Ratio/Supplemental Data:
     Total Return ..................................         26.67 %         46.33 %         21.40 %          8.89 %         (4.38)%
     Ratio of expenses to avg. net assets ..........          6.93 %          7.24 %          9.85 %         12.42 %          8.14 %
     Ratio of net investment income(loss)
         to average net assets .....................         (6.61)%         (6.76)%         (8.95)%        (11.82)%         (7.48)%
     Portfolio turnover ............................            91 %             0 %            48 %           193 %           231 %
     Net Assets, end of period (000's) .............       $ 6,185         $ 5,169         $ 3,903         $ 4,397         $ 4,581



                              The accompanying notes are an integral part of the financial statements.





                                                       Ameritor Security Trust
                                                        Financial Highlights

                                         For the period
                                         October 1, 1994                             For the years ended
                                         through June 30                                September 30,
                                         ---------------  ------------------------------------------------------------------------
                                              1995*        1994         1993         1992         1991         1990         1989
                                             -------      -------      -------      -------      -------      -------      -------

Per Share  Operating Performance:
    Net asset value, beginning of
        period ..........................      $0.72        $0.87        $0.64        $0.67        $0.57        $0.84        $0.60
                                             -------      -------      -------      -------      -------      -------      -------
    Net investment income (loss) ........      (0.03)       (0.08)       (0.05)       (0.05)       (0.02)       (0.03)       (0.03)

    Net Realized and unrealized gain
    (loss) on investments ...............       0.04        (0.07)        0.28         0.02         0.12        (0.24)        0.27
                                             -------      -------      -------      -------      -------      -------      -------
    Total from Investment operations ....       0.01        (0.15)        0.23        (0.03)        0.10        (0.27)        0.24

                                             -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period ..........      $0.73        $0.72        $0.87        $0.64        $0.67        $0.57        $0.84
                                             =======      =======      =======      =======      =======      =======      =======

Ratio/Supplemental Data:
     Total Return .......................       1.85 %**   (17.24)%      35.94 %      (4.47)%      17.51 %     (32.27)%      47.50 %
     Ratio of expenses to avg. net assets       8.17 %**     7.76 %       5.79 %       6.92 %       7.16 %       6.08 %       6.65 %
     Ratio of net investment income(loss)
         to average net assets ..........      (7.23)%**     6.09)%      (4.63)%      (5.14)%      (3.29)%      (4.54)%      (0.24)%
     Portfolio turnover .................        505 %**      241 %        300 %        301 %        267 %         87 %        208 %
     Net Assets, end of period (000's) ..    $ 5,735      $ 6,307      $ 8,844      $ 7,254      $ 8,539      $ 8,392      $16,035



*  Fund's fiscal year-end was changed to June 30.
** Annualized


                              The accompanying notes are an integral part of the financial statements.



Performance Graph

      The following graph provides a comparison of the change in the value of a $10,000 investment in the Fund and same investment in the S & P 500 Index for each fiscal year from July 1,1990 to June 30, 2000.


          Total Return vs S & P 500 Index
          -------------------------------

--------------------------------------------------
                     Ameritor           S & P 500
                  Security Trust          Index
--------------------------------------------------

06/30/90            $10,000.00         $10,000.00
06/30/91             $7,250.00         $10,735.00
06/30/92             $7,875.00         $12,175.00
06/30/93            $10,125.00         $13,833.00
06/30/94             $8,500.00         $14,025.00
06/30/95             $9,125.00         $17,680.00
06/30/96             $8,750.00         $22,262.00
06/30/97             $9,624.00         $29,991.00
06/30/98            $11,499.00         $39,027.00
06/30/99            $16,874.00         $47,913.00
06/30/00            $21,374.00         $51,383.00


AVERAGE ANNUAL TOTAL RETURN

1 Year      5 Year     10 Year
26.67%      18.56%      7.89%


*  Past performance is not predictive of future performance.
** S & P 500 Index is adjusted to reflect the reinvestment of dividends.

                             AMERITOR SECURITY TRUST

Notes to Financial Statements

1. Organization and significant accounting policies
         Ameritor Security Fund, (the Fund), is registered under the Investment Company act of 1940, as amended, as a non-diversified, open-end investment company.
         In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation
         Investments in securities traded on a national securities exchange are valued at the last reported sales price on its principal exchange. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

Security transactions and investment income
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Income taxes
         The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                             AMERITOR SECURITY TRUST



2.Trust shares
         The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:


                                        For the year ended June 30,

                                   2000                          1999
                                   ----                          ----

                            Shares      Amount            Shares      Amount

Shares sold............      5,771    $   8,297           - 0 -     $  - 0 -
Shares redeemed........   (215,006)    (339,955)        (400,386)    (469,200)
                           -------      -------          -------      -------
Net decrease...........   (209,235)   $(331,658)        (400,386)   $(469,200)
                           =======      =======          =======      =======


Shares outstanding:
Beginning of period....  3,816,750                     4,217,136
                         ---------                     ---------
End of period..........  3,607,515                     3,816,750
                         =========                     =========

3. Purchase and sales of securities

During the year ended June 30, 2000 purchases and proceeds from sales of investment securities were $5,149,554 and $5,650,624, respectively. Net unrealized appreciation of investments aggregated $895,277, which relates to gross unrealized appreciation and gross unrealized depreciation of $1,060,621 and $165,344, repectively..

4. Investment advisory and transactions with affiliates

The investment advisory agreement with Ameritor Financial Corporation ("AFC"), an affiliate, provides for a fee based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, AFC received fees from the Fund for the performance of delegated services. (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. AFC also received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund, for rent and for computer programming services. Certain officers and trustees of the Fund are "affiliated persons" othe Investment Adviser, as defined by the Investment Company Act of 1940.

5. Federal income taxes

In the fiscal year ended June 30, 2000, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of

                             AMERITOR SECURITY TRUST

the Internal Revenue Code. However, the Fund had a net investment loss in fiscal year ended June 30, 2000, therefore no income tax provision is required. A full valuation allowance was provided for deferred tax assets, totaling approximately $375,000 at June 30, 2000, which arise principally from net operating loss carryforwards available for income tax purposes.

For income tax purposes, the fund has net operating loss carryforwards approximating $1,103,400 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2011) $346,400; (2012) $543,000; and (2014) $214,000.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

      Exhibit        Description
      -------        -----------

        (a)          Amended and Restated Trust Indenture of Ameritor Security
                     Trust (1)

        (c)          Specimen share certificate (1)

        (d) Ameritor Security Trust Amended and Restated Investment Advisory Agreement (1)

        (g)          Custodian agreement and depository contract with Crestar
                     Bank N.A. (1)

        (i) Opinion of Manatt, Phelps & Phillips, LLP as to the legality of the securities being registered (1)

        (n)          Financial Data Schedule (2)

      (x)(i)         Power of Attorney of John T. Hayward (3)

      (x)(ii)        Power of Attorney of Paul A. Bowers (3)

     (x)(iii)        Power of Attorney of Paul F. Wagner (3)

      (x)(iv)        Power of Attorney of W. Mark Crain (3)

      (x)(v)         Power of Attorney of Richard O. Haase (3)

      (x)(vi)        Power of Attorney of Carole S. Kinney (3)

     (x)(vii)        Power of Attorney of John T. Turner (3)

     (x)(viii)       Power of Attorney of Richard P. Ellison (3)

      (y)(i)         Consent of Reznick Fedder & Silverman, P.C. (4)

     (y)(ii)         Consent of Manatt, Phelps & Phillips, LLP (4)

     (y)(iii)        Consent of Beth Anne Roth, LLC (5)

     (y)(iv)         Consent of Tait, Weller & Baker (5)

____________________

(1) Incorporated by reference to the Exhibits to the Registration Statement on Form N-14 originally filed with the SEC on January 1, 1997 (SEC File Number:
    333-20889).
(2) Contained in electronically filed version only.
(3) Incorporated by reference to the signature page of the Post-effective Amendment No 15 to the Registration Statement on Form N-1A filed with the SEC on June 30, 1999.
(4) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on November 16, 1999 (File No. 333-20889).
(5) Incorporated

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         None.

ITEM 25.  INDEMNIFICATION

         Not applicable.

Section 5.3 of the Amended Restated Trust Indenture of Ameritor Security Trust and Declaration of Trust (the "Trust Agreement"), provides that the Fund shall indemnify each of its trustees, advisors, officers, employees, and agents (including any person who serves at the request of the Fund as a director, officer, partner, trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the person may be involved or with which the person may be threatened, while acting as a trustee or advisor, or as an officer, employee, or agent of the Fund or the trustees, or thereafter, by reason of the person being or having been a trustee, advisor, officer, employee or agent. However, indemnification shall not be available with respect to any matter as to which such person has been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of such person's duties or gross negligence or not to have acted in good faith in the reasonable belief that such person's action was in the best interest of the Fund. If the matter is disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise shall have been approved as in the best interests of the Fund by a majority of the disinterested trustees or the Fund has received a written opinion of independent legal counsel to the effect that the person to be indemnified appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the fund. A provision of this section of the Trust Agreement also provides that the Trust Agreement is not the sole means of indemnification and that the Fund may indemnify persons as provided by applicable law.

The District of Columbia Code does not contain a provision relating to the indemnification of trustees, officers, employees, or agents of a trust. However, under general common law trust principles, a trustee is normally entitled to reimbursement from the trust for all necessary and reasonable expenditures made in the execution of the trust if the trustee acted in good faith for the benefit of the trust. However, under common law trust principles, property of the trust cannot be used to reimburse the trustee for losses or expenses incurred by the trustee, unless the trustee has exercised good faith and common prudence.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

         Not Applicable

ITEM 27.  PRINCIPAL UNDERWRITERS

         Not Applicable. The Fund does not have a principal underwriter.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Each account, book, or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, is maintained by the Ameritor Financial Corporation at 4400 MacArthur Blvd, #301, Washington D.C. 20007-2521.

ITEM 29.  MANAGEMENT SERVICES

Not applicable. There are no management-related service contracts to which the Fund or the investment advisor are a party.

ITEM 30.  UNDERTAKINGS

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the District of Columbia, on this 1st day of November 1, 2000.


AMERITOR SECURITY TRUST


By: /s/ Carole S. Kinney
   ______________________________
       Carole S. Kinney
       President, Trustee


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                              *                                   Trustee
_____________________________________________________________
W. MARK CRAIN                              Date


                              *                                   Trustee
_____________________________________________________________
RICHARD P. ELLISON                         Date


                              *                                   Trustee
_____________________________________________________________
RICHARD O. HAASE                           Date


                              *                                   Trustee
_____________________________________________________________
JOHN T. TURNER                             Date


/s/ Carole S. Kinney                  November 1, 2000
_____________________________________________________________     Trustee
CAROL S. KINNEY                            Date


* By:  /s/ Carole S. Kinney                              Dated: November 1, 2000
      _________________________________________________
        Carole S. Kinney
        Attorney-in-Fact